Exhibit 99.2

NEONC
TECHNOLOGIES HOLDINGS, INC. [redacted]

Significant Radiographic Response and Long-Term Survival in *Recurrent* WHO Grade 3/4 IDH1-mutant Astrocytoma Treated with Intranasal NEO100

Amir Heshmatpour, *Executive Chairman, President & CEO*
Dr. Thomas C Chen, *Chief Medical Officer*
Dr. Josh Neman, *Chief Clinical Officer*
Dr. Henry Friedman, *Chair of NTHI SAB*
Dr. Alex Miller, *Member of NTHI SAB*

November 12, 2025

NEO100 is a patented Investigational New Drug (IND) patented to NeOnc Technologies Holdings Inc. (Nasdaq: NTHI)
Version of October 5, 2025

Meeting Agenda • Introductions – Amir Heshmatpour • Purpose of Meeting – Dr. Thomas Chen • NEO100 - 1 Phase 2a update – Dr. Josh Neman • NEO100 Radiographic Response - Dr. Thomas Chen • Long Term Survivors – Dr. Josh Neman and Dr. Thomas Chen • Discussion – Drs. Henry Friedman, Alex Miller • Q&A and Closing Remarks - Amir Heshmatpour

Phase 2 Development & Clinical Pipeline

NEONC TECHNOLOGIES HOLDINGS, INC.

Important Disclaimer: This development & clinical pipeline is subject to regulatory approval, risk and uncertainties, as well as potential changes to the pipeline and other factors that are beyond our control.

					FDA Authorized Clinical Trials			
Drug Candidate	**Application**	**Indication**	**Preclinical**	**IND Enabling***	**Phase I**	**Phase II**	**Phase III**	**Commercialization**
NEO100-01	Intranasal	Recurrent Grade III & Grade IV Astrocytoma Brain Cancer w/ IDH1 Mutation				Phase 2a	Completed 25 of 25	
NEO100-02	Intranasal	Meningioma Brain Tumors				Phase 2 7 of 30		
NEO212	Oral	All Brain Tumors			Phase 1*	13 of 15 Last Cohort		
				Maximum Tolerated Dosage not reached				
NEO100-03 Pediatric Application	Intranasal NEO100 & Combined with Chemotherapy	Pediatric Brain Tumors			Phase 1** 0 of 6			

* NEO212 Received Phase 2 Approval

**IND Enabling: Research to establish whether a compound is reasonably safe for initial use in humans and exhibits pharmacological activity that justifies commercial development.

3

Our Clinical Pipeline Continues to Expand to Include Other Applications of NEO100 & NEO212

NEO100 - 1 Phase 2a Objectives Eligibility Requirements: • Patients with WHO recurrent isocitrate dehydrogenase - 1 (IDH1) – mutant Grade 3/4 Astrocytoma Primary Objective ● Determine Progression - Free Survival at 6 months (PFS - 6). Secondary Objectives ● Assess Objective Response Rate (ORR) by RANO criteria. ● Determine Overall Survival (OS) and median PFS. ● Evaluate potential safety/tolerability of intranasal NEO100 at the MTD (1152 mg/day). ● Confirm systemic exposure via perillic acid levels. ● Collect preliminary Quality - of - Life (EORTC QLQ - C30 and BN - 20) data. ● Conduct subgroup analyses: IDH1 - mutant Grade IV glioma vs Grade III astrocytoma.

NEO100 - 01 Phase 2a: 6 - Month Progression Free Survival Historical IDH1 mut recurrent HGG 1,2 NEO100 - 01 Metric 21 - 31% 44% (8/18) 6 months Progression Free Survival References: 1 Fanucci et al., 2023 2 Walbert et al. 2010 ≥6 - month follow - up prior to data cutoff.

Significant Radiographic Response and Long Term Survivor Cohort Summary Patients with recurrent isocitrate dehydrogenase - 1 (IDH1) – mutant WHO Grade 3/4 Astrocytoma A total of 24 patients received intranasal NEO100 across Phase 1 (n=5) and Phase 2a (n=18) clinical trials, as well as one compassionate use case (n=1). All patients were enrolled in the study for a minimum of six months prior to data cutoff. MRI - confirmed Radiographic Response (Contrast, Perfusion) No major toxicity reported and chronic intranasal dosing.

NEO100 - 1 Radiographic Response Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID Y, 8.38 4.83 Y 58 6/4/18 6/16/2017 Both Astrocytoma, IDH - Mutant (Grade IV) 46 years 6 months 10 days F 1 01 - 301 Cleveland Clinic N, 1.59 0.58 Y 7 4/9/2025 05/08/2024 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 34 years 9 months 19 days M 2a 01 - 514 Cleveland Clinic N, 2.46 1.0 Y 12 10/24/2024 5/18/2023 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 32 years 5 months 27 days F 2a 10 - 501 Augusta/G A Cancer Center Y, 7.05 0.63 Y 7 3/20/2025 10/18/2018 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 30 years 11 months 7 days F 2a 11 - 502 Atlantic Health N,3.75 2.69 Y 34 2/27/23 2/3/2022 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 63 years F 1 compassi onate patient APR_SPEI ND

Patient ID	Study Phase	Sex	Age as of 10/4/2025	WHO Diagnosis	long term survivor, radiographic response, both	Primary Diagnosis Date	C1D1 Date	Cycles Completed	Alive	Time on NEO100 (years)	Long Term Survival (Y/N)
compassionate patient APR_SPEIND	1	F	63 years	Astrocytoma, IDH-Mutant (Grade IV)	Radiographic Response	2/3/2022	2/27/23	34	Y	2.69	N,3.75

- **Diagnosis: WHO Grade IV IDH1-mutant Astrocytoma**, **MGMT-unmethylated**
- **Presentation:** Seizure on **01 Feb 2022** → MRI showed new **partially necrotic left parietal mass (5.7 × 3.4 × 4.6 cm)** with nodular enhancement and intratumoral hemorrhage involving the **splenium of the corpus callosum** with mild contralateral extension.
- **Surgery: Gross total resection (03 Feb 2022)**
- **Adjuvant Therapy:** Concurrent **radiation + temozolomide**, followed by **6 cycles of maintenance temozolomide** (final cycle began **Oct 2022**)
- **Post-treatment MRI (20 Oct 2022):** Postsurgical changes with **increased nodular enhancement (14.5 mm, previously 8 mm)** along the anterior aspect of the resection cavity; no new lesions.
- **Follow-up:**
- **PET (12 Dec 2022)** confirmed metabolic activity consistent with recurrence.
- No active therapy after Oct 2022; **awaiting insurance approval for lomustine** as backup option.
- **MRI (26 Jan 2023):** Interval increase in size and irregularity of **left periventricular enhancing mass (4.6 cm)** prior to initiating **NEO100**.
- **Other Therapy:** No other anti-tumor treatment received while on NEO100 study

Cycle 8 1.1 AP x 1.5 TR cm Cycle 34 .31 AP x .71 TR cm Baseline (Pre - NEO100) ~ 4.7cm Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID N,3.75 2.69 Y 34 2/27/23 2/3/2022 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 63 years F 1 compassio nate patient APR_SPEIN D Post contrast Post contrast Perfusion: rCBV Post contrast

• Diagnosis: WHO Grade IV IDH1 - mutant Astrocytoma, MGMT status unknown • Initial Management: Surgical resection on 16 Jun 2017 • Adjuvant Therapy: – Radiation therapy: 24 Aug 2017 – 05 Oct 2017 – Temozolomide (4 cycles): 24 Nov 2017 – 22 Apr 2018 – Optune device: Used concurrently with temozolomide only • Pre - study MRI: 25 May 2018 — performed post – adjuvant therapy, showing evidence of relapse or progression • Clinical Trial Enrollment: Initiated NEO100 study; first dose administered 04 Jun 2018 • Additional Therapy: No other anti - tumor treatment received while on NEO100 study Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID Y, 8.38 4.83 Y 58 6/4/18 6/16/2017 Both Astrocytoma, IDH - Mutant (Grade IV) 46 years 6 months 10 days F 1 01 - 301 Cleveland Clinic

Baseline (Pre - NEO100) 0.63 AP x 1.39 TR cm Cycle 2 0.64 AP x 1.55 TR cm Cycle 57 0 AP x 0 TR cm Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID Y, 8.38 4.83 Y 58 6/4/18 6/16/2017 Both Astrocytoma, IDH - Mutant (Grade IV) 46 years 6 months 10 days F 1 01 - 301 Cleveland Clinic Post contrast Post contrast Perfusion: rCBV Post contrast Perfusion: rCBV

• Diagnosis: WHO Grade IV IDH1 - mutant Astrocytoma, MGMT status unknown • Initial Management: Biopsy on 18 May 2023, followed by resection on 27 Jun 2023 • Adjuvant Therapy: – Radiation therapy: 31 Jul 2023 – 20 Sep 2023 – Temozolomide (1 cycle): 31 Jul 2023 – 07 Aug 2023 • Subsequent Therapy (after progression): Lomustine (2 cycles): 08 Apr 2024 – 18 Jul 2024 • Pre - study MRI: 19 Oct 2024 • Clinical Trial Enrollment: Began NEO100 study; first dose administered 24 Oct 2024 • Additional Therapy: No other anti - tumor treatment received while on NEO100 study Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID N, 2.46 1.0 Y 12 10/24/2024 5/18/2023 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 32 years 5 months 27 days F 2a 10 - 501 Augusta/GA Cancer Center

Baseline (Pre - NEO100) . 49 AP x .60 TR cm Cycle 2 .52 AP x .52 TR cm Cycle 12 0 AP x 0 TR Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID N, 2.46 1.0 Y 12 10/24/2024 5/18/2023 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 32 years 5 months 27 days F 2a 10 - 501 Augusta/G A Cancer Center Post contrast Post contrast Post contrast Perfusion: rCBV

• Diagnosis: WHO Grade IV IDH1 - mutant Astrocytoma , MGMT status unknown • Initial Management: Surgical resection on 12 Oct 2018 → pathologic diagnosis confirmed 18 Oct 2018 • Adjuvant Therapy: Radiation therapy + Temozolomide , 13 Feb 2019 – 16 May 2019 • Screening MRI: 06 Mar 2025 • Clinical Trial Enrollment: Began NEO100 study; first dose administered 20 Mar 2025 • Additional Therapy: No other anti - tumor treatment received while on NEO100 study Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID Y, 7.05 0.63 Y 7 3/20/2025 10/18/2018 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 30 years 11 months 7 days F 2a 11 - 502 Atlantic Health

Baseline (Pre - NEO100) 1.42 AP x 1.37 TR cm Cycle 2 1.00 AP x 1.23 TR cm Cycle 7 1.67 AP x 1.37 TR cm Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID Y, 7.05 0.63 Y 7 3/20/2025 10/18/2018 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 30 years 11 months 7 days F 2a 11 - 502 Atlantic Health Post contrast Perfusion: rCBV Post contrast Perfusion: rCBV Post contrast

• Diagnosis: WHO Grade IV IDH1 - mutant Astrocytoma , MGMT - unmethylated , • Initial Management: Underwent surgical resection on 08 May 2024 • Adjuvant Therapy: • Radiation therapy: 24 Jun 2024 – 05 Aug 2024 • Temozolomide: 02 Sep 2024 – 13 Jan 2025 • Screening MRI: 31 Mar 2025 • Clinical Trial Enrollment: Initiated NEO100 study; first dose administered on 09 Apr 2025 • Other Therapy: No other anti - tumor treatment received while on NEO100 study Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID N, 1.59 0.58 Y 7 4/9/2025 05/08/2024 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 34 years 9 months 19 days M 2a 01 - 514 Cleveland Clinic

Baseline (Pre - NEO100) . 73 AP x .35 TR cm Cycle 2 .58 AP x .36 TR cm Cycle 6 .58 AP x .75 TR cm Long Term Survival (Y/N) Time on NEO100 (years) Alive Cycles Completed C1D1 Date Primary Diagnosis Date long term survivor, radiographic response, both WHO Diagnosis Age as of 10/4/2025 Sex Study Phase Patient ID N, 1.59 0.58 Y 7 4/9/2025 05/08/2024 Radiographic Response Astrocytoma, IDH - Mutant (Grade IV) 34 years 9 months 19 days M 2a 01 - 514 Cleveland Clinic Post contrast Perfusion: rCBV Post contrast Perfusion: rCBV Post contrast Perfusion: rCBV

Long - Term Survival: Recurrent WHO Grade 3/4 IDH1 - mutant Astrocytoma • No major toxicity reported across cohort; chronic intranasal dosing well tolerated • Adverse events predominantly low - grade; safety consistent with prolonged exposure + Subject alive 8 of 24 patients are long - term survivors, surviving ≥18 months following initiation of NEO100, with a median overall survival of 88 months

Summary: NEO100 - 01 Clinical Outcomes for Recurrent WHO Grade 3/4 IDH1 - mutant Astrocytoma Progression - Free Survival: 44% of patients achieved 6 - month progression - free survival (PFS - 6), outperforming historical benchmarks of 21 – 31% for IDH1 - mutant recurrent high - grade gliomas. Radiographic Response: 21% of patients achieved significant radiographic remission. This response rate exceeds the <8% typically observed with salvage therapies for recurrent gliomas. Long - Term Survival: 33% of patients demonstrated durable survival ≥18 months post - initiation of NEO100 with median overall survival of 88 months.

Impact & Significance • First - of - its - kind signal for durable response: MRI - confirmed significant response in setting rarely seen • Potential paradigm shift with multi - year survival: CNS - penetrant metabolic therapy • Differentiation: Minimal toxicity vs. standard salvage therapies • Translational momentum: Supports Phase 2b/3 and global trials (e.g., Cleveland Clinic, UAE, M42/IROS)

Significant Radiographic Response and Long - Term Survival in Recurrent WHO Grade 3/4 IDH1 - mutant Astrocytoma Treated with Intranasal NEO100 Discussion – Drs. Henry Friedman, Alex Miller Q&A NEO100 is a patented Investigational New Drug (IND) patented to NeOnc Technologies Holdings Inc. (Nasdaq: NTHI) Version of October 5, 2025